Exhibit 10.3

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT. THE REDACTIONS ARE INDICATED WITH FIVE ASTERISKS (“*****”). A COMPLETE VERSION OF THIS AGREEMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 1

TO

AMENDED AND RESTATED TURBINE SUPPLY AGREEMENT

and

AMENDED AND RESTATED WARRANTY AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED TURBINE SUPPLY AGREEMENT and AMENDED AND RESTATED WARRANTY AGREEMENT (the “Amendment”) is entered into and effective as of December 30, 2008, by and between CLIPPER TURBINE WORKS, INC., a Delaware corporation (“Supplier”), and FIRST WIND ACQUISITION IV, LLC, a Delaware limited liability company, with a place of business c/o First Wind Energy, LLC, 85 Wells Ave., Suite 305, Newton, MA 02459 (“Purchaser”).

RECITALS

A.      Purchaser and Supplier are parties to an Amended and Restated Turbine Supply Agreement dated as of December 31, 2007 (as amended from time to time, the “Turbine Supply Agreement”).

B.        Purchaser and Supplier are parties to an Amended and Restated Warranty Agreement dated as of December 31, 2007 (as amended from time to time, the “Warranty Agreement”, and together with the Turbine Supply Agreement, the “Milford Agreements”).

C.      The parties hereto desire to amend the Milford Agreements, all on the terms and subject to the conditions of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Supplier and Purchaser, intending to be legally bound, hereby agree as follows:

AGREEMENT

1.      Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings assigned to such terms in the Turbine Supply Agreement.

2.       Agreements and Amendments.

a.          Exhibits Bl and B2 to the Turbine Supply Agreement are hereby deleted and replaced in full with the new Exhibits Bl and B2 attached hereto on Schedule I.

b.         Exhibit L to the Turbine Supply Agreement is hereby deleted and replaced in full with the new Exhibit L attached hereto on Schedule II.

c.          With respect to the two sets of Turbine Blades located in Houston, Texas which Supplier notified Purchaser will require remediation to address a Turbine Blade skin defect, Purchaser shall make the Delivery milestone payment with respect to the two Turbines that include such affected Turbine Blades as a Major Component less a holdback amount of $***** per each set of Turbine Blades (applicable to each set, the “Holdback Amount”). Supplier shall provide written certification to Purchaser that each such set of Turbine Blades has been remediated in accordance with the then current remediation procedures DC-110298 Work Instructions, C9X Blade Patch Reinforcement issued by Supplier as a condition to Purchaser’s releasing the Holdback Amount applicable to each Turbine Blade set to Supplier. In the event that an affected Turbine Blade set is not remediated before January 31, 2009, with respect to the next subsequent Turbine Delivered by Supplier pursuant to the Delivery Schedule, Purchaser shall not be obligated to make the Delivery milestone payment for such Turbine until Supplier provides written certification to Purchaser that such affected Turbine Blade set has been remediated in accordance with the then current remediation procedures DC-110298 Work Instructions, C9X Blade Patch Reinforcement issued by Supplier.

d.         On or before January 15, 2009, Purchaser shall have the right, with respect to seven (7) or fewer Turbines (the “Designated Turbines”), to change the type of Turbine to be provided by Supplier under the Turbine Supply Agreement from a “C-99” series Turbine to a “C-96” series Turbine or a “C-93” series Turbine at no additional cost to Purchaser. The Designated Turbines shall be Delivered pursuant to the terms and conditions of the Turbine Supply Agreement; provided, that, Purchaser shall have the right to install the Designated Turbines at any project site, including the Project site. In the event that Purchaser elects to install the Designated Turbines at a project other than the Project, Supplier and Purchaser (or an affiliate of Purchaser) shall, prior to the installation of the Designated Turbines, enter into a new turbine supply agreement, warranty agreement and operation, maintenance and service agreement on substantially the same terms and conditions as set forth in the Turbine Supply Documents (subject to reasonable revisions due to material differences in project size or location or turbine requirements) or enter into amendments with respect to existing agreements between affiliates of the Parties, as the case may be, to take into account the Designated Turbines.

e.          Section 3.3.1(c) of  the Turbine Supply Agreement is hereby amended by replacing the first sentence of such Section 3.3.1(c) with the following:

*****

*****

f.            Section 3.3.1(c) of the Turbine Supply Agreement is hereby amended by inserting the following after the second sentence of Section 3.3.1(c):

*****

g.         Section 3.3.1(c) of the Turbine Supply Agreement is hereby amended by replacing the seventh sentence (after taking into consideration the amendment pursuant to Section 2(f) above) of such Section 3.3.1(c) with the following:

*****

h.         Section 3.3.1(c) of the Turbine Supply Agreement is hereby amended by replacing the ninth sentence (after taking into consideration the amendment pursuant to Section 2(f) above) of such Section 3.3.1(c) with the following:

*****

i.             Section 3.3.1(c) of the Turbine Supply Agreement is hereby amended by replacing references to “3.3(d)” or “3.3.1(d)” therein with “3.3.1(c).”

j.             *****

*****

k.           The definition of “AWA Period” under the Warranty Agreement shall be amended with the following new definition of “AWA Period”:

“AWA Period shall mean each of the initial five (5) Warranty Period Years; provided, that, for the first Warranty Period Year, each of the first ninety (90) days, the next ninety (90) days thereafter and the remaining number of days in such first Warranty Period Year shall constitute an AWA Period.”

3.          Miscellaneous.

(a)           Each Milford Agreement as hereby amended remains in full force and effect.

(b)          The terms and provisions of this Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

(b)           This Amendment may be executed by the Parties in one or more counterparts, all of which taken together, shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, this Amendment has been executed and delivered by the duly authorized representatives of Purchaser and Supplier as of the date first written above.

CLIPPER TURBINE WORKS, INC.,
a Delaware corporation

By:	/s/ Robert Gates

Name:	Robert Gates

Title:	Sr. Vice President

FIRST WIND ACQUISITION IV, LLC,
a Delaware limited liability company

By:	/s/ Evelyn Lim

Name:	Evelyn Lim

Title:	Secretary

Schedule I

Exhibit B1 (Price) and
Exhibit B2 (Payment Schedule)

(attached)

EXHIBIT B1
PRICING

Amended Milford TSA Pricing

*****    *****

*****    *****

*****    *****

*****    *****

*****    Per turbine subtotal

*****    Turbines

*****    Subtotal

*****    *****

*****    Purchase Price

*****    Purchase Price per Turbine

First Wind Turbine Supply Agreements

Amended Milford TSA Payment Schedule

Confidential

12/31/2007 revised 12/27/2008

Not intended to reflect current status of all payments

EXHIBIT B2

PAYMENT SCHEDULE

Project and Turbine Size				# of Turbines	Purchase Price (thousands)	Notes
Amended Milford - C99				64	$ *****

Milestone	Approximate Months prior to Delivery of first Major Turbine Component	Payment Due Date	% of Purchase Price	Cumulative % of Purchase Price	Payment Amount (thousands)
Down Payment	6	already paid	*****	*****	*****	Purchaser paid on November 1, 2008 (the ‘Down Payment Date’)
Progress Payment #1		already paid	*****	*****	*****	Purchaser paid on November 5, 2007
Progress Payment #2		March 14, 2008	*****	*****	*****
Progress Payment #3 *****		December 30, 2008	*****	*****	*****	Payment Due Date is estimated, actual payment due upon completion of milestone
Progress Payment #4 *****		July 26, 2009	*****	*****	*****	Payment Due Date is estimated, actual payment due upon completion of milestone
Progress Payment #5 *****		August 30, 2009	*****	*****	*****	Payment Due Date is estimated, actual payment due upon completion of milestone
		Total	*****		*****

		*****			*****	*****

Schedule II

Exhibit L

Delivery Schedule

(attached)

First Wind - Milford Component Availability Schedule - 64 Turbines

		Oct-08					November				December				January
	Week #	40	41	42	43	44	45	46	47	48	49	50	51	52	1	2	3	4	5
	Date	9/29	10/6	10/13	10/20	10/27	11/3	11/10	11/17	11/24	11/30	12/7	12/14	12/21	12/28	1/4	1/11	1/18	1/25

				4	6	9	11	13	16	18	20	22	25	TECSIS HOLIDAYS			27	29	32
						2					7		13				17		22
Towers*	*****				22												52
	*****										40
Balance of Turbine**				6	14	22	24	26	30	30	30	30	30	30	30	30	30	31	36

		February				March				April				May
	Week #	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22
	Date	2/1	2/8	2/15	2/22	3/1	3/8	3/15	3/22	3/29	4/5	4/12	4/19	4/26	5/3	5/10	5/17	5/24

		34	36.2	38.5	40.8	43.1	45.4	47.7	51.2	54.6	58.1	61.5	64				64
			28		34		40		46		52		58
Towers*	*****	64
	*****
Balance of Turbine**		41	46	51	56	61	64

Blade assumes C99, schedule subject to adjustment if one or more of the last 7 are other than C99

*****